Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Engs Commercial Finance Co. One Pierce Place, Suite 1100 West Itasca, Illinois 60143

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Engs Commercial Finance Co. (the “Company”) and Credit Suisse Securities (USA) LLC (“Credit Suisse” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of equipment loans in conjunction with the proposed offering of Engs Commercial Finance Trust 2018-1.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On February 6, 2018, representatives of Credit Suisse, on behalf of the Company, provided us with a computer-generated equipment loan data file and related record layout containing data, as represented to us by Credit Suisse, on behalf of the Company, as of the close of business January 31, 2018, with respect to 2,267 equipment loans (the “Initial Statistical Loan File”). At the Company’s instruction, we randomly selected 110 equipment loans from the Initial Statistical Loan File (the “Sample Loans”).

In addition, on February 16, 2018, representatives of Credit Suisse, on behalf of the Company, provided us with a supplemental data file containing the original equipment cost, next payment date and days delinquent for 2,254 of the 2,267 equipment loans on the Initial Statistical Loan File, including each of the 110 Sample Loans (the “Supplemental Loan File”). We were instructed to (i) append the Initial Statistical Loan File with the original equipment cost for each of the equipment loans set forth on the Supplemental Loan File and (ii) replace the next payment date and days delinquent set forth on the Initial Statistical Loan File with the corresponding information related to each of the equipment loans set forth on the Supplemental Data File. The Initial Statistical Loan File, as adjusted, is hereinafter referred to as the “Statistical Loan File.”

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the equipment loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics

1.       Contract identification number (informational purposes only)

2.       Borrower identification number

3.       Origination channel (ECF/TCB)

4.       Current book value

5.       Next payment date

6.       Maturity date

7.       Days delinquent

8.       Loan status

9.       Borrower state

10.       Collateral type

11.       Loan/lease type

12.       Original term

13.       Original equipment cost*

14.       Percentage of down payment

15.       Monthly payment

16.       Annual percentage rate

17.       Closing date

18.       Modified loan indicator

*Inclusive of financed fees, as applicable.

Member of Deloitte Touche Tohmatsu Limited

We compared Characteristics 2. through 8. to the corresponding information set forth on or derived from an electronic loan file, prepared, created, and delivered by the Company, from the servicer system as of January 31, 2018 (the “Servicer System File”); Characteristics 9. through 15. to the “Contract;” Characteristic 16. to the “Approval Confirmation;” Characteristic 17. to the “Funding Confirmation” and Characteristic 18. to the “Modification Agreement” (if applicable).

In addition to the procedures described above, for each of the Sample Loans, we noted the following:

•	that the Contract included a signature in the space designated for the customer’s signature; and

•	the existence of a Certificate of Liability Insurance, Truckers Physical Damage Certificate, Evidence of Property Insurance or other related correspondence (collectively, the “Agreement to Provide Insurance”).

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 13., differences of 1.00% or less of the original equipment cost indicated on the Statistical Loan File are deemed to be “in agreement;”

•	with respect to our comparison of Characteristic 14., differences of 1.00% or less are deemed to be “in agreement;”

•	with respect to our comparison of Characteristic 16., for the Sample Loans indicated in Appendix A, we noted a difference with respect to the annual percentage rate set forth on the Statistical Loan File when compared to the annual percentage rate set forth on the related Approval Confirmation. For these Sample Loans, we were instructed to perform an additional procedure and compare the annual percentage rate as set forth on the Statistical Loan File to the annual percentage rate as set forth on screen shots from the Company's servicing system (the "Servicing System Screen Shots"). Further, differences of 0.05% or less are deemed to be “in agreement;” and

•	with respect to our comparison of Characteristic 17., differences of ten days or less are deemed to be “in agreement.”

The equipment loan documents described above, including any information obtained from the indicated servicer system, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix B. Supplemental information is contained on Appendix C.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the equipment loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the equipment loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

March 1, 2018

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 1, 2018.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 16. for the following Sample Loans:

64741
65338

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 1, 2018.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Two differences in percentage of down payment.
2	Eleven differences in original equipment cost.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 1, 2018.

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Loan Number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on or derived from the Loan Documents
1	64652	Percentage of down payment	12.89%	14.71%
1	64741	Percentage of down payment	16.09%	19.81%
2	62134	Original equipment cost	$56,698.29	$52,698.29
2	62703	Original equipment cost	$35,246.85	$28,904.06
2	62934	Original equipment cost	$66,012.98	$62,937.98
2	63086	Original equipment cost	$84,265.94	$76,765.94
2	63129	Original equipment cost	$35,090.16	$32,090.16
2	63401	Original equipment cost	$88,474.14	$80,558.14
2	63535	Original equipment cost	$151,973.27	$144,829.83
2	63729	Original equipment cost	$55,039.27	$52,539.27
2	64652	Original equipment cost	$73,391.44	$63,980.44
2	64741	Original equipment cost	$26,215.11	$21,997.11
2	65500	Original equipment cost	$98,687.00	$94,011.00

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.